August 1, 2002






                        DREYFUS VARIABLE INVESTMENT FUND

              Supplement to Statement of Additional Information
                                Dated May 1, 2002

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES THE FIRST PARAGRAPH OF THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT TECHNIQUES-DURATION AND PORTFOLIO MATURITY".

DURATION AND PORTFOLIO MATURITY. (Balanced, Limited Term High Income, and Quality Bond Portfolios). Each Portfolio invests without regard to maturity or duration limitations with respect to individual securities. Under normal conditions, the Balanced Portfolio expects that the dollar-weighted average maturity of its fixed-income portfolio will not exceed 10 years. Under normal conditions, the Limited Term High Income Portfolio attempts to maintain an average effective portfolio duration of 3.5 years or less and an average effective portfolio maturity of 4 years or less, to the extent described in the Portfolio's Prospectus or this Statement of Additional Information.